Exhibit 10



                                 Law Offices of
                             DECHERT PRICE & RHOADS
                               1500 K STREET, N.W.
                            WASHINGTON, DC 20005-1208




October 29, 1996



Northstar Trust
Two Pickwick Plaza
Greenwich, Connecticut 06830

Dear Sir or Madam:

In connection with the registration under the Securities Act of 1933 of an indefinite number of shares of beneficial interest of Northstar High Total Return Fund II (the "Fund"), a series of Northstar Trust (the "Trust"), we have examined such matters as we have deemed necessary, and we are of the opinion that, as permitted by the Trust's Declaration of Trust, and assuming that the Trust or its agent receives consideration for such Shares in accordance with the provisions of its Declaration of Trust, the Shares will be legally and validly issued, will be fully paid, and will be non-assessable by the Trust.

We hereby consent to the use of this opinion as an exhibit to Post-Effective Amendment No. 11 to the Trust's Registration Statement on Form N-1A filed with the Securities and Exchange Commission (File No. 33-67852) for the registration under the Securities Act of 1933 of an indefinite number of the Fund's shares, and to the use of our name in the prospectus and statement of additional information contained therein, and any amendments thereto.

Very truly yours,
/s/DECHERT PRICE & RHOADS

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